SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         February 5, 2003


                               SPRINT CORPORATION
                               ------------------
             (Exact name of Registrant as specified in its charter)

Kansas                               1-04721                  48-0457967
--------------------------------------------------------------------------------
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)


      6200 Sprint Parkway, Overland Park, Kansas            66251
--------------------------------------------------------------------------------
      (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code       (913) 624-3000
                                                   -----------------------------



          (Former name or former address, if changed since last report)


                  P. O. Box 11315, Kansas City, Missouri 64112
                ------------------------------------------------
                (Mailing address of principal executive offices)

Item 5.  Other Events and Regulation FD Disclosure

        Press Release. On February 5, 2003, the registrant ("Sprint") announced its fourth quarter and annual results for the fiscal year ending December 31, 2002. The press release is included as Exhibit 99.


Item 7.  Financial Statements and Exhibits

        99. Press Release announcing fourth quarter and annual results for the year ending December 31, 2002.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   SPRINT CORPORATION


Date:  February 6, 2003                         By: /s/ Michael T. Hyde
                                                --------------------------------
                                                        Michael T. Hyde,
                                                        Assistant Secretary

                                 EXHIBIT INDEX
                                ---------------


Exhibit
Number          Description                                             Page
--------------------------------------------------------------------------------

99.             Press Release announcing fourth quarter
                and annual results for the year ending
                December 31, 2002.